May 1, 2015, as amended September 10, 2015

Summary Prospectus
Calamos Growth and Income Portfolio

Before you invest, you may want to review the Portfolio’s prospectus and statement of additional information, which contain more information about the Portfolio and its risks. You can find the Portfolio’s prospectus, statement of additional information and other information about the Portfolio online at http://fundinvestor.calamos.com/FundLit. You can also get this information at no cost by calling 800.582.6959 or by sending an e-mail request to prospectus@calamos.com. The current prospectus and statement of additional information, both dated May 1, 2015, as amended September 10, 2015 (and as each may be amended or supplemented), and the financial statements included in the Portfolio’s report to shareholders, dated December 31, 2014, are incorporated by reference into this summary prospectus.

Investment Objective

Calamos Growth and Income Portfolio’s investment objective is high long-term total return through growth and current income.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s shares can be purchased by Retirement Plans and by separate accounts of Participating Insurance Companies offering Variable Contracts. The Portfolio’s shares are not offered directly to the public. The tables below do not reflect the expenses of your Variable Contract or Retirement Plan. Please read the Variable Contract’s or Retirement Plan’s disclosure documents to obtain that information.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Distribution and/or Service Fees (12b-1)	0.00%
Other Expenses	0.67%
Total Annual Portfolio Operating Expenses	1.42%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested and that the Portfolio’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	145
3 Years	449
5 Years	776
10 Years	1,702

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47.6% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and return in terms of growth and income.

As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. The average term to maturity of the convertible and fixed-income securities purchased by the Portfolio will typically range from five to ten years. Interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds. The Portfolio’s investment

CATPRO 09/15

Calamos Growth and Income Portfolio

adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes. Consistent with the Portfolio’s investment objective and principal investment strategies, the Portfolio’s investment adviser views such strategies as low volatility equity strategies and attempts to achieve equity-like returns with lower than equity market risk by managing a portfolio that it believes will exhibit less volatility over full market cycles.

Principal Risks

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective. The risks associated with an investment in the Portfolio can increase during times of significant market volatility. Your investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Portfolio include:

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Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

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Synthetic Convertible Instruments Risk — The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

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Equity Securities Risk — The securities markets are volatile, and the market prices of the Portfolio’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline.

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Growth Stock Risk — Growth securities typically trade at higher multiples of current earnings than other securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

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Small and Mid-Sized Company Risk — Small and mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small and mid-sized company stocks tend to be more volatile than prices of large company stocks.

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Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

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Forward Foreign Currency Contract Risk — Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Portfolio may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Portfolio’s holdings.

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Interest Rate Risk — The value of fixed-income securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term fixed-income securities than shorter-term fixed-income securities. Recent events in the fixed-income market may expose the Portfolio to heightened interest rate risk and volatility.

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Credit Risk — An issuer of a fixed-income security could be downgraded or default. If the Portfolio holds securities that have been downgraded, or that default on payment, the Portfolio’s performance could be negatively affected.

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Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

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High Yield Securities Risk — High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered speculative primarily with respect to the issuer’s continuing ability to make principal and interest payments.

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Rule 144A Securities Risk — Some securities in which the Portfolio invests, such as convertible and debt securities, may only be sold to qualified institutional buyers, such as the Portfolio, pursuant to Rule 144A under the Securities Act of 1933. If any Rule 144A Security held by the Portfolio should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

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Tax Risk — The Portfolio may invest in convertible securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service.

•	Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security, including those held by the Portfolio.

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Options Risk — The Portfolio’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Portfolio’s ability to utilize options successfully will depend on the ability of the Portfolio’s investment adviser to predict pertinent market movements, which cannot be assured.

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Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Calamos Growth and Income Portfolio

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State Regulation Risk — Certain states have regulations or guidelines concerning concentration of investments and other investment techniques that, if applied to the Portfolio, may limit its ability to engage in certain techniques and to manage its investments with the flexibility described herein and in the Statement of Additional Information.

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Securities Lending Risk — The Portfolio may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Portfolio. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. In the event of bankruptcy or other default of a borrower of portfolio securities, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses.

Performance

The following bar chart and table indicate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and how the Portfolio’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect sales loads and fees associated with any insurance contract for which the Portfolio is an investment option. If it did, returns would be lower than those shown. As always, please note that the Portfolio’s past performance cannot predict how it will perform in the future.

ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	15.07% (9.30.09)	Lowest Quarterly Return:	-14.74% (12.31.08)

Average Annual Total Returns as of 12.31.14

The following table shows how the Portfolio’s average annual performance for the one-, five- and ten-year periods ended December 31, 2014 and since the Portfolio’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the Portfolio’s inception, or since the nearest subsequent month end when comparative index data is available only for full monthly periods.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12.31.14
	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE 5/19/99 LIFE OF PORTFOLIO
Growth and Income Portfolio	6.84%	8.11%	6.02%	7.24%
Value Line Convertible Index	7.50%	12.27%	8.50%	7.42%
S&P 500 Index	13.69%	15.45%	7.67%	4.72%

The S&P 500 Index is generally considered representative of the U.S. stock market. The S&P 500 Index is provided to show how the Portfolio’s performance compares with the returns of an index of securities similar to those in which the Portfolio invests.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/PORTFOLIO TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE PORTFOLIO	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Portfolio’s inception	Chief Executive Officer, Global Co-CIO
John Hillenbrand	11 years	SVP, Sr. Co-Portfolio Manager
David Kalis	since May 1, 2015	SVP, Sr. Co-Portfolio Manager
Eli Pars	1 year	SVP, Sr. Co-Portfolio Manager
Jon Vacko	11 years	SVP, Co-Portfolio Manager
Joe Wysocki	since May 1, 2015	SVP, Co-Portfolio Manager

Calamos Growth and Income Portfolio

Tax Information

Shares of the Portfolio are owned by separate accounts of Participating Insurance Companies or by Retirement Plans. As the owner of a Variable Contract or as a participant in a Retirement Plan, you do not own the Portfolio’s shares directly; therefore, the Portfolio’s distributions are not likely to affect your tax situation. However, the separate accounts, in which you own a Variable Contract, may be affected by Portfolio distributions. Tax consequences to Variable Contract holders are described in the separate prospectuses issued by the Participating Insurance Companies.

Payments to Broker-Dealers and Other Financial Intermediaries

If you invest in the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the Portfolio’s statutory prospectus or statement of additional information.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

811-09237

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